Exhibit 99.1

AAR 2018 Investor Day New York January 11, 2018 1 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Forward-Looking Statements This presentation includes certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2017. Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission. 2 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Agenda Company Overview David P. Storch – Chairman & Chief Executive Officer Operations Review John M. Holmes – President & Chief Operating Officer Sal Marino – Senior Vice President, Parts Supply Eric Young – Senior Vice President, OEM Aftermarket Solutions Nicholas Gross – Senior Vice President, Government Programs Financial Overview Michael D. Milligan –Chief Financial Officer Q&A Jason B. Secore - Treasurer Closing Comments David P. Storch – Chairman & Chief Executive Officer 3 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Company Overview DAVID P. STORCH Chairman & Chief Executive Officer • • • • • Chairman of AAR(2005-Current) Chief Executive Officer (1996-Current) President & Chief Operating Officer (1989-1996) President of AAR Trading Group (1987-1989) Education: BA from Ithaca College 4 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Established Player Serving the Global Aviation Services Market NYSE: AIR ~$2B revenue Leading provider of Aviation Services Over 60 years as a market leader aviation support in to commercial and defense/government markets Over 5,500 employees in over 20 countries Close-to-the-customer business model 5 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Our Mission To be the best at designing and delivering technical, operational and financial solutions to enhance the efficiency and competitiveness of our commercial aviation and government customers 6 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Our Values 7 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Financial Highlights • Continued growth projected in revenue and earnings • Leadership position in value-added Aviation Services markets • Long-term favorable aftermarket growth trends • Diverse global base of commercial and government customers • Strong balance sheet with substantial available liquidity • Strong growth in commercial and government programs • Focus:Cash Flow Generation, Margin Improvement and ROIC 8 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. Commitment to Strong Shareholder Returns

Navigated Through Five Major Industry Cycles “Great Recession” Fuel Crisis Conflicts in Iran Economic Downturn Gulf War September 11 Attacks Arab Oil Embargo Sale of Telair Cargo Group Sales ($B) 9 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. After Each Down Cycle, AAR Has Emerged as a Stronger Company

AAR Transformation – Two years in the making Focus on being an industry-leading Aviation Services company • • Industry-leading parts distribution and trading in aftermarket Growth in Government Programs: secured $4.1B ($3B for INL/A-WASS) in new contracts over the last two years Growth in Commercial Programs: secured $1.3B across 20 contracts over the last two years Further MRO facility expansion; strengthening our position as the largest operator in North America and 3rd largest globally • • Shift • in Expeditionary Services segment COCO (Contractor Owned, Contractor Operated) to GOCO (Government Owned, Contractor Operated) Strong financial position • • • Net Debt to Adjusted EBITDA remains less than 1.5x $300+ million of liquidity BB+ rating from S&P 10 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Company Overview

Aviation Services (~84% of sales)

Commercial 75% | Government 25%

MRO SERVICES

- Airframe
- Landing gear systems
- Components
- Engineering

PARTS SUPPLY

- Trading
- OEM aftermarket solutions

INTEGRATED SOLUTIONS

- Commercial & government
- Flight hour programs
- Performance-based logistics (PBL)
- Total fleet services

Expeditionary Services (~16% of sales)

Government 80% | Commercial 20%

AIRLIFT

- Aerial Transport
- Passengers & cargo
- Fleet management & operations

MOBILITY

- Mobile tactical shelter systems
- Pallets & containers
- Integrated command & control centers

COMPOSITES

- Interior structures
- Flat panels
- Aerostructures

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AAR Global Presence



Over 60 Locations around the world
Customers in over 100 Countries

Strategically Located in Close Proximity to Key Customers

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Commercial Market Perspective Fleet Size and Growth by Region • Fleet growth largest in Asia, especially China and India • Opportunity for more robust maintenance infrastructure 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 0.8% 2.7% 2017 2027 9.0% 4.2% • Consolidation has created more structurally strong carriers • Growth in commercial markets 2.6% 5.5% (0.1)% 0.5% 9.0% • International majors are under pressure from Middle East • New opportunities for outsourcing NA W Euro China APAC Lat Am MidEast E Euro Africa India MRO Market ($B) $109 Airframe Engine • Aircraft deliveries driving accelerated retirements and younger • Growth in used serviceable materials fleet • Increased data generation from newer aircraft is changing competitive dynamics • Opportunity to forecast demand more accurately ’17-’22 CAGR ’22-’27 CAGR 2017 2022 2027 Source: Oliver Wyman 13 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. ComponentLine $85 $18 $23 $76 $15 $13 $48 $19 $16 (1.0)% $34 $30 $18 $17 $20

Defense Market Perspective U.S. Defense Budget ($B) $800 Base OCO $700 $700 • High global geopolitical tensions • Emphasis on readiness $600 $500 • U.S. defense spending expected to increase despite budget pressures; Budget Control Act cap relief likely to continue • Spend on new equipment modernization and recapitalization $400 $300 • Increased opportunities in Foreign Military Sales (FMS) $200 $100 $0 FY12 FY13 FY14 FY15 FY16 FY17 Enacted FY18 NDAA 14 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. $645$634 $577$581$560$581 $82$85$63$59 $530$495$496$497$522$551 $66 $115 $634 $83

Strong Industry Relationships

Airlines

- Alaska Airlines
- AIR CANADA
- DELTA
- 中國東方航空 CHINA EASTERN
- CHINA SOUTHERN
- flydubai
- HAWAIIAN AIRLINES
- Jet2
- Kenya Airways The Pride of Africa
- Lufthansa
- AIR NEW ZEALAND
- SOUTH AFRICAN AIRWAYS
- Southwest
- UNITED

Cargo Airlines

- ATLAS AIR
- ATSG Air Transport Services Group, Inc.
- DHL
- FedEx.
- ups

Regional Airlines

- ENDEAVOR AIR
- flybe.
- AIR CANADA Jazz
- MESA AIRLINES
- SkyWest AIRLINES
- Air Wisconsin AIRLINES CORPORATION

OEMs

- AIRBUS
- BOEING
- BOMBARDIER
- EATON
- GE Aviation
- Honeywell
- LOCKHEED MARTIN
- NORTHROP GRUMMAN
- Pratt & Whitney A United Technologies Company
- Raytheon
- United Technologies

Governments

- 防衛省 MINISTRY OF DEFENSE

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Bio | John Holmes JOHN M. HOLMES President and Chief (16 years with AAR CORP) Operating Officer AAR • • • • • • • President and Chief Operating Officer (2017-Current) Chief Operating Officer, Aviation Service (2015-2017) Group Vice President, Aviation Supply Chain (2012-2015) General Manager AAR Allen Asset Management (2003-2012) Director of Mergers and Acquisitions (2001-2003) Prior to AAR, investment banking and private equity Education: MBA from University of Chicago BS, Finance from University of Illinois ̶ ̶ 16 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | Parts Trading and Distribution PARTS SUPPLY (TRADING) Largest trading company providing airframe and engine assets to airlines, MROs, component repair facilities, leasing companies and other parts providers PARTS SUPPLY (DISTRIBUTION) Largest independent aviation distributor, serving as a commercial and government aftermarket channel multiplier under long-term agreements with component OEMs 1 MILLION PARTS 10,000 SHIPMENTS 200,000 PARTS 7 STOCKING LOCATIONS 15 OEMs 1,500 CUSTOMERS 1,000 CUSTOMERS 80+ COUNTRIES 17 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | Integrated Solutions (IS) IS - COMMERCIAL Largest independent and third largest power-by-the-hour (PBH) component repair, inventory pool access and logistics management provider in the world. IS - GOVERNMENT Provide third party logistics, supply chain performance-based logistics (PBL) and contractor logistics support (CLS) to US Armed Services, Foreign Governments and OEMs 1,500 AIRCRAFT 41 AIRLINES 28 CONTRACTS 24 LOCATIONS 250,000 REPAIR TRANSACTIONS 24 COUNTRIES 24 FLEETS $3B ASSETS MANAGED 18 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | MRO

#1 MRO
of the Americas

3,000
Aircraft Maintenance Technicians

>5.5M
Man Hours

950+
Aircraft per year

600+
Landing gears per year

24,000+
Components repaired annually

Airframe Maintenance Facilities



OKLAHOMA CITY
- Regional & narrow body
- 300,000 SF



INDIANAPOLIS
- Narrow & wide body
- 1.1 Million SF


AAR

MIAMI
- Narrow & wide body
- 226,000 SF in three hangars



DULUTH
- Regional & narrow body
- 80,000 SF



ROCKFORD
- Narrow & wide body
- 200,000 SF hangar



TROIS-RIVIERES
- Narrow-body
- 150,000 SF in three hangars



WINDSOR
- Narrow & Wide body
- 143,000 SF hangar

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Expeditionary Services | Airlift, Mobility & Composites AIRLIFT Provider of both contractor and government owned (COCO & GOCO) aviation services MOBILITY Total Solution Provider; designs, manufactures, integrates and services a variety of products to support military and disaster relief operations COMPOSITES Leader in the design, fabrication and assembly of aero structures and interiors for commercial and government customers COCO & GOCO AEROSTRUCTURES & INTERIORS SOLUTIONS 4 LOCATIONS 5 PRODUCT CATEGORIES 10 PLATFORMS SUPPORTED RIGHT SIZING CONTRACTOR OWNED FLEET 3 FOREIGN MILITARY CONTRACTS 6 IDIQ CONTRACTS 13,600 PANELS SOLD YEARLY 8 DEFENSE PROGRAMS 20 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | Strategy MRO Services Drive growth through best-in-class services within each discipline and leverage each to reinforce and grow the whole • Strategic relationship with airlines Build technical repair knowledge and collect data Support integrated solutions with component repair Generates parts requirements • • Integrated Solutions • • Increase strategic relationships with OEMs and repair vendors through aggregated spend Provide parts for trading business Fund component repair capability development Proprietary demand for parts supply Long-term contractual revenue Parts Supply • • • • Inventory pooling with programs Transactional data collection for more effective purchasing and program pricing Strategic relationship with OEMs • • • Digital will drive a more competitive offering for all services 21 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

AAR’s Strategic Imperatives • Pursue connected businesses that reinforce collective growth prospects • Expand margins through differentiated capabilities AAR is the leading independent Aviation Services provider serving global commercial and government markets • Increase our global footprint • Leverage data and digital solutions to increase our competiveness • Establish positioning on new generation aircraft platforms • Attract, empower and deploy exceptional, entrepreneurial talent Deliver consistent sales growth, increase operating margins, drive ROIC and cash conversion 22 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Bio | Sal Marino Sal Marino Senior Vice President Aircraft & Engine Part Sales and Corporate Officer (23 years with AAR CORP) • • • • • • • Senior Vice President Aircraft & Engine Part Sales and Corporate Officer (2017-Present) Vice Vice Vice President President President of Airframe and Engine Trading group (2014-2017) of AAR Aircraft Turbine Center (2005-2014) of GE and Rolls Royce Engine Products (1999-2005) Manager of GE & Rolls Royce Engine Products (1996-1999) Product Line Specialist of GE & Rolls Royce Engine Products (1994-1996) Education: AAS in Aviation Flight and a BS in Aviation Management from Southern Illinois University Holds a commercial instrument and multi-pilot instrument rating ̶ ̶ 23 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | Parts Supply STRATEGY & FOCUS Opportunistic purchasing: Utilize market reach to make inventory buys from OEMs, airlines and other brokers Inventory alignment: Synchronize airframe stocking positions with PBH programs portfolio Exchange program expansion: Leverage Trading and Program rotable asset pools through enhanced exchange program Adjacent market expansion: Expand into Regional, Rotorcraft and Business Aviation markets RECENT WINS • • • • | $1.2 BILLION | 5-10 YEAR TERMS 10 OPPORTUNITIES 24 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Parts Supply | New product offerings • Introduced four new product lines • Example: ATR parts support offering with ACLAS acquisition • Example: Acquired multiple rotorcraft to trade assets and part out • Establishing 24/7 AOG desk aligned with PBH Programs • Expanded loan, lease, exchange on airframe components — new digital tools coming soon • Expanded Engine lease pool offerings for time continued and build up engines 25 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Parts Supply | Contractual support • Exclusive engine parts supplier for 12 years for 20 + annual engine shop visits with a large MRO of wide body engines • Exclusive support with an operator for 5 years on multiple narrow body engine shop visits with set pricing • Exclusive multi year to acquire, repair, and redeliver narrow body engines with a major engine lessor 26 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Bio | Eric Young ERIC J. YOUNG Senior Vice President, (5 years with AAR) OEM Aftermarket Solutions (Distribution) • • • • • Senior Vice President, OEM Aftermarket Solutions (2015-Current) Vice President and General Manager, Nordisk Aviation Senior Director, Office of the President (2012-2013) Prior to AAR, investment banking and private equity Education: Products (2013-2015) MBA from Harvard Business School BS, Industrial Engineering from Northwestern University ̶ ̶ 27 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | OEM Aftermarket Solutions (Distribution) RECENT WINS STRATEGY & FOCUS AAR OAS is positioned to benefit from trends facing component OEMs: • • Pricing pressures from Airframe OEM customers Competitive market pressures from surplus, PMA and third party repair shops Competing overhead priorities and stringent service requirements with new platforms • Leverage major AAR OAS differentiators: • World-class scale in both commercial and defense capabilities Synergies with AAR’s broader OEM-centric business model • Maximizing component OEM’s margins by serving as a strategic and tactical aftermarket channel magnifier 10+ OPPORTUNITIES | $500 MILLION | 5-10 YEAR TERMS 28 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

OEM Aftermarket Solutions | Case studies Leading OEM of technologies for hydraulic systems, fuel systems, motion control and engine solutions. Leading OEM of electrical and mechanical components for aircraft engines and airframes. • Exciters, ignitor plugs, harnesses, PMGs across all major platforms (e.g., CFM56, GENx, V2500, CF34, LEAP) • Exclusive distribution partner; previous channel consisted of multiple non-exclusive brokers • Multiple agreements in place covering commercial and government markets, first signed in 2013 • Commercial sales run-rating materially above that of incumbent • China market a major portion of coverage • 10-year commercial and defense agreement (signed 2011) • AAR as exclusive distribution partner; Replaced incumbent on commercial side, new defense channel established • Green across all KPIs to Defense Logistics Agency (e.g., OTD, response time, etc.) • Double-digit sales CAGR since contract inception 29 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

OEM Aftermarket Solutions | Case studies

AMETEK POWER & DATA SYSTEMS

Integrated power generation and distribution systems, a subsidiary of AMETEK, Inc.

- Exclusive agreement signed in 2017 covering U.S. and foreign governments
- Formerly taking the channel direct; Seeking expanded bandwidth in growing aftermarket sales
- Starter generators, generator control units, solid-state power controllers and relays, remote control circuit breakers, arc fault protection and engine monitoring systems across all major platforms (e.g., F-15, F-16, F/A-18, C130)

SPP

Sumitomo Precision Products Co. Ltd’s Aerospace Products division, is a major OEM of propellers, landing gears, and heat exchangers.

- Agreement executed in 2017 covers V2500 starter LRU and piece parts
- AAR serving as customer service magnifier as engine platform enters a mature stage of life and piece parts face PMA competition
- Synergistic with existing Defense / JMOD relationship with Sumitomo Corporation, SPP’s largest shareholder

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Aviation Services | MRO STRATEGY & FOCUS 1MRO approach: World-class quality, performance and safety throughout our facility network and across our portfolio of services RECENT WINS Anchor tenants: Major-base load, long-term customers in each site • • • • Indianapolis occupied by Southwest and Republic Miami completely sold with Air Canada and one major U.S. airline Duluth: dedicated facility to one U.S. airline Trois-Rivieres occupied by Air Canada Global expansion: Drive growth from new customers in new markets • Joint venture to be announced soon Capability enhancements: Invest in wide-body aircraft and other new platforms 15 OPPORTUNITIES | $250 MILLION | 2-10 YEAR TERMS 31 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Aviation Services | Integrated Solutions - Commercial

- 2011: Airinmar Acquisition
- 2014: Sabena Brussels Acquisition
- 2015: International Business Development
- 2016: AARIVE
- 2017: Entry into B777, B737MAX, A320NEO & ATR platforms
- 2018: AirVolution


AAR
6
1
2
3
0
60

STRATEGY & FOCUS

- **Successful International Expansion:** Position assets and talent to increase international market share
- **Enhance Customer Experience:** Digital solutions to enhance customer experience and connect to customer operations
- **Data:** Utilize data collected from growing supported fleet to improve cost and develop more competitive proposals

RECENT WINS

Hawaiian Airlines | Air New Zealand | flydubai | ASL Aviation Group | Viva Air | airmalta

19 OPPORTUNITIES | $1.7 BILLION | 5-10 YEAR TERMS

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Commercial Programs Market Position >4,100 AC AAR S TO PROVIDER >2,500 AC TOP THREE SI T PROGRESS IN THREE YEARS 1,500 AC GROWING FROM AIRCRAFT 500 850 AC 850 AC 850 AC 750 AC >650 AC 270 AC 325 AC 550 AC 33 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. *All estimates based on publicly available data

Flight Hour (PBH) Program Overview • • • • • Typically 5 to 15 year terms Fixed coverage list of parts Rate per flight hour, per aircraft, per month Repair only or with inventory support (leased in or sold) Growth lowers our marginal cost to support additional participants pool • • Ramp up based on fleet age and delivery schedule Typical economic Term: Initial investment: Program Revenue Contribution ROIC / IRR: profile: 15 years $17M $180M $44M >20% • For some contracts, years 1-4 may represent 15% of contract value based on platform and delivery schedule 34 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Integrated Solutions I Commercial Case Studies Current program covers Hawaiian’s new A321neo fleet Pool location in Auckland Contract to cover A320 fleet; both NEO and CEO Exclusive MBK located in Honolulu, Oakland & Portland All AOG requirements satisfied within 24 hours in Hawaii & 8 hours in the US Dedicated Program Director on-site to support all contractual & operational activities Contract Revenue of $180M 10 Year Term Delivery of Continuous Improvement & Innovation core to contract performance Support includes Part number listed components plus form, fit & function Fleet ramp up from 30 to 60 aircraft Implementation of EDI between AAR & Hawaiian’s ERP 35 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Bio | Nicholas Gross

Nicholas P. Gross

Senior Vice President, Integrated Solutions - Government

- Senior Vice President, Integrated Solutions – Government, AAR CORP, (2016-Current)
- Chief Operating Officer, Michael Baker Global Services (2013-2016)
- Executive Vice President, Technical & Professional Services, KS International (2011 – 2013)
- Executive Vice President, DoD Programs, Sallyport Global Holdings (2006 – 2011)
- Various Positions, US Government Contracting (2000 – 2006)
- United States Air Force (1996 – 2000)
- Education: BS in Business Administration from Troy University

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Integrated Solutions – Government RECENT WINS STRATEGY & FOCUS Continue the shift from subcontractor to prime contractor but maintain a balanced portfolio comprised of both Focus on performance based logistics (PBL) and contractor logistics services (CLS) opportunities Leverage subcontract experience, cost structure and key relationships to develop competitive bids Apply commercial best practices where appropriate; utilize AAR’s extensive commercial supply chain experience Integrate AAR’s robust aviation services capabilities into comprehensive programmatic solutions for our Government customers • • • Department of State INL/A United States Air Force • • Royal Netherlands Air Force 23 OPPORTUNITIES | $2 | 2-10 YEAR TERMS BILLION 37 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Integrated Solutions – Government | Landing Gear PBL • AAR Prime Contractor - $909M Landing gear repair / overhaul and supply chain services for the E-3, KC-135 and C-130 aircraft • 15 year performance based logistics (PBL) contract with US Air Force • First of its kind – USAF outsourcing “Item Management” role to AAR and introducing “repatriation” requirement wherein AAR must partner with Government depot to increase throughput • AAR to accommodate ALL requisitions for the 3 fleets anywhere in the world at any time • Initial Operational Capability (IOC) December 1, 2017 • Miami and Ogden warehouses operational, assets being received from the USG • Fully operational April 1, 2018 38 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Integrated Solutions – Government | Worldwide Aviation Support Services • AAR Prime Contractor - Ten year performance based contract with Department of State (DOS) to globally operate and maintain DOS’s fleet of fixed and rotary wing aircraft • • • • • • • Awarded to AAR on September 1, 2016 Court of Federal Claims upheld the contract award on October 31, 2017 Incumbent currently seeking injunction relief with the Court of Appeals Transition officially began November 1, 2017; fully operational by April 30, 2018 Five current sites down from eight Estimated $50M of transition revenue For planning purposes: Estimated AAR FY19 Revenue is $200 - $225 Million (based on current scope although new requirements and sites could favorably impact this estimate) 39 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Airlift Group | Strategy Increase focus on asset light although no FAA 40 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. GOCO (Government Owned, Contractor Operated) •Leverage Part 135 airline’s experience certificate required •Fleet Management and Operations (e.g. INL/A) •Asset Light COCO (Contractor Owned, Contractor Operated) •Part 135 Airline Operations •Search and Rescue (SAR) •Asset Heavy

Digital Services at AAR

- OEMs and others have solidly stated the value of data and technology
- Deploy key technology leadership and digital talent throughout the organization
- Overlay digital across the business, investing in our internal efficiencies
- Partner with customers to identify and co-develop digital applications that deliver enhanced market value
- Identify key technology and industry partnerships that will increase innovative velocity


AIR NEW ZEALAND
137
0
0
0
27
64
90
AAR
520913
AAR
752168B

AARive
- Portal for IS program customers
- Complete real-time visibility of supply chain
- AAR inventory network
- Gets AAR on the desktop of buyers

pAARts Store
- New and aftermarket parts
- Buy, bid, loan and exchange
- Third-party listings
- Anywhere, anytime

Quote Accelerator
- Internal enablement
- Speed and quality of quote
- Standardization
- Data collection

Digital will be embedded in company culture and position future growth

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Summary • Pursue connected businesses that reinforce collective growth prospects • Expand margins through differentiated capabilities AAR is the leading independent Aviation Services provider serving global commercial and government markets • Increase our global footprint • Leverage data and digital solutions to deliver lower customer costs • Establish positioning on new generation aircraft platforms • Attract, empower and deploy exceptional, entrepreneurial talent Deliver consistent sales growth, increase operating margins, drive ROIC and cash conversion 42 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Financial Overview Michael D. Milligan Chief Financial Officer • • • • • Chief Chief Chief Financial Financial Financial Officer of AAR Officer of NES CORP (2017-Current) Rentals Holdings, Inc. (2002-2017) Officer of Telenisus Corporation (2000-2001) Partner at PricewaterhouseCoopers (1986-2000) Education: BA from University of South Florida 43 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

AAR Strong Financial Position • Robust business fundamentals in Aviation Services • Continued growth projected in revenue and earnings • Diverse global customer base • INL/A award by Department of State • Strong balance sheet to support internal opportunities and external 44 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

YTD18 Financial Highlights • Sales of $888.9 million, up 7.3% • Aviation Services up $81.6M versus prior year • Adjusted gross profit increased to $137.0 million, up 7.3% (before Q2 impairment charge of $51.6 million) • Aviation Services increased to $123.8M, up 13% • Adjusted SG&A expenses were 11.3% of sales compared to 11.0%due to increased business development efforts and legal costs • Q2 Impairment charge in Expeditionary Services of $54.2 million included write-downs for: • Aircraft $14.5M, inventory $21.2M, rotable assets $15.9M = $51.6M + other assets of $2.6M • Adjusted diluted EPS from continuing operations of $0.66 compared to prior year EPS of $0.64 • YTD results included Airlift operating losses, legal and deal related costs of $0.08 • Adjusted LTM ROIC* of 7.47% vs. 7.15% in previous period * See Appendix for reconciliations of Non-GAAP Financial Measures 45 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

1H FY18 - Financial Results Sales Gross Profit (Loss) Adjusted Gross Profit * $ $ $ 126.0 (38.4) 13.2 $ $ $ 147.3 18.3 18.3 $ $ $ (21.3) (56.7) (5.1) -14.5% nm -27.9% Sales Operating Income (Loss) Adjusted Operating Income* Net Income (Loss) Adjusted Net Income * Diluted EPS Adjusted Diluted EPS * $ $ $ $ $ $ $ 888.9 (17.4) 36.8 (12.0) 22.7 (0.35) 0.66 $ $ $ $ $ $ $ 828.6 36.6 36.6 21.6 21.6 0.64 0.64 $ $ $ $ 60.3 (54.0) 0.2 (33.6) 1.10 (0.99) 0.02 7.3% nm 0.5% nm 5.1% nm 3.1% * See Appendix for reconciliations of Non-GAAP Financial Measures 46 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. AAR 2017 2016 $ %  EXPEDITIONARY SERVICES 2017 2016 $ %  SIX MONTHS ENDED NOVEMBER 30, in millions 2017 2016 $ %  AVIATION SERVICES Sales $ 762.9 Gross Profit $ 123.8 $ 681.3 $ 109.4 $ 81.6 12.0% $ 14.4 13.2%

Financial Position YTD FY2018 Significant Cash Sources & (Uses) • • • • • • • • • LT Rotable equipment Capex Acquisition of Premier Stock buyback Paid dividends Sale of aircraft JVs Additional cash from operations Other non-operating cash flows Net debt increase ($28.4M) ($17.9M) ($22.9M) ($5.2M) ($5.2M) $7.3M $18.5M $10.5M ($43.3M) Positive cash from operations through year end 47 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. Variance $7.0 ($3.7) $20.8 $40.2 $43.3 $47.9 ($7.7) ($39.7) 2.6 pts 0.2 turns In millions Actual 11/30/17 Year End 5/31/17 Net Accounts Receivable Net Inventory Rotable Assets – Long Term Total Assets Net Debt Total Liabilities Total Equity Availability Under Bank Lines Net Debt/Capital Net Debt/Adjusted EBITDA $258.4 $479.4 $180.4 $1,544.3 $192.3 $637.8 $906.5 $325.3 12.5% 1.3x $251.4 $483.1 $159.6 $1,504.1 $149.0 $589.9 $914.2 $365.0 9.9% 1.1x

Key Financial Goals • Organic sales growth of 5%-10% • Earnings per share growth of 10%-12% • SG&A as % of sales to 10% or less • 15% - 20% ROIC on capital on new deals • Year-over-year improvement in ROIC • Working capital turnover of 3.5x – 4x • Max leverage of 3.5x EBITDA 48 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

FY 2019 - Financial Guidance* Sales = $2.1B to $2.2B Adjusted EBITDA = $180M to $190M Diluted EPS = $2.50 to $2.80 49 * Assumes contribution from INL/A - WASS AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Closing comments • Strong leadership team • Our end markets are healthy and growing • Robust opportunity pipeline • Strong Balance Sheet AAR is well positioned 50 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

51 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. Q& A

52 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. Appendix

Non-GAAP Financial Measures Adjusted gross profit, adjusted SG&A expenses adjusted operating income, adjusted net income, adjusted diluted earnings per share from continuing operations, adjusted EBITDA, adjusted return on invested capital and net debt are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe these non-GAAP financial measures are relevant and useful for investors as they provide a better understanding of our actual operating performance unaffected by the impact of impairments and other items. When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non-GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete. Adjusted EBITDA represents income (loss) from continuing operations before interest expense, interest income, income taxes (benefit), depreciation and amortization, stock-based compensation and items of a non-recurring nature including asset impairments and gains on certain asset sales. Adjusted return on invested capital (Adjusted ROIC) utilizes operating income (loss) excluding the impact of impairments and other items and we believe Adjusted ROIC provides useful supplemental information for management and investors by measuring the effectiveness of our use of invested capital to generate profits. Net debt represents total debt less cash and cash equivalents and we believe that the presentation of net debt provides useful information for management and investors to evaluate overall liquidity, financial flexibility, capital structure and leverage. Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above mentioned non-GAAP financial measures to the most directly comparable GAAP financial measures: 53 AAR Corp. All rights reserved worldwide. Confidential and proprietary document.

Non-GAAP Financial Measures Expeditionary Services gross profit (loss) Impairment and other charges Expeditionary Services adjusted gross profit Consolidated gross profit (loss) Impairment and other charges Consolidated adjusted gross profit Selling, general and administrative expenses Less: Impairment and other charges Adjusted selling, general and administrative expenses Net income (loss) Impairment and other charges, net of tax Adjusted net income Diluted earnings per share from continuing operations Impairment and other charges, net of tax Adjusted diluted earnings per share from continuing operations $ (38.4) 51.6 $ 18.3 - $ 13.2 $ $ 18.3 $ 85.4 51.6 127.7 - $ 137.0 $ $ 127.7 $ 102.8 2.6 91.1 - $ 100.2 $ $ 91.1 $ (12.0) 34.7 21.6 - $ 22.7 $ $ 21.6 $ (0.35) 1.01 0.64 - $ 0.66 $ 0.64 54 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. SIX MONTHS ENDED NOVEMBER 30, $ in millions20172016

Non-GAAP Financial Measures Operating income Impairment and other charges Adjusted operating income Average invested capital Adjusted return on invested capital $ 25.6 54.2 $ 71.5 - 79.8 1,068.9 71.5 999.9 7.47% 7.15% 55 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. TWELVE MONTHS ENDED NOVEMBER 30, $ in millions 2017 2016

Non-GAAP Financial Measures Operating income (loss) Impairment and other charges $ (17.4) 54.2 $ 36.6 - Adjusted operating income 36.8 36.6 56 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. SIX MONTHS ENDED NOVEMBER 30, $ in millions 2017 2016

Non-GAAP Financial Measures Income (Loss) from continuing operations Impairment and other charges Gain on asset disposal Depreciation and intangible amortization Stock-based compensation Interest expense, net Income tax expense (benefit) Adjusted EBITDA $ (11.9) 54.2 - 28.5 5.4 3.6 (9.1) $ 22.0 - (2.6) 24.3 4.9 2.4 12.2 $ 50.2 - (2.6) 52.9 11.0 5.3 24.1 $ 70.7 $ 63.2 $ 140.9 Total debt Less: Cash and cash equivalents Net debt $ 219.4 (27.1) $ 159.3 (10.3) $ 192.3 $ 149.0 57 AAR Corp. All rights reserved worldwide. Confidential and proprietary document. NOVEMBER 30, MAY 31, $ in millions 2017 2017 SIX MONTHS ENDED YEAR NOVEMBER 30, ENDED $ in millions 2017 2016 FY2017